EARNINGS PER SHARE ("EPS")	6 Months Ended
Jun. 30, 2026
Earnings Per Share [Abstract]
EARNINGS PER SHARE ("EPS")

NOTE 8 - EARNINGS PER SHARE (“EPS”)

Basic earnings per share are based on the weighted average number of ordinary shares outstanding, net of treasury shares. Diluted EPS is based on those shares used in basic EPS plus shares that would have been outstanding assuming issuance of ordinary shares for all dilutive potential ordinary shares outstanding.

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

Numerator for EPS:
Net income	$8,071	$3,442	$11,471	$7,255
Denominator for EPS:
Weighted average shares outstanding – basic	12,987,471	11,447,986	12,985,316	11,196,992
Dilutive shares	144,139	218,323	178,852	212,496
Weighted average shares outstanding – diluted	13,131,610	11,666,309	13,164,168	11,409,488

EPS:
Basic	$0.62	$0.30	$0.88	$0.65
Diluted	$0.61	$0.30	$0.87	$0.64